Exhibit 10.5

SKKYNET CLOUD SYSTEMS, INC.

2012 STOCK OPTION PLAN

WHEREAS, the Stockholders of Skkynet Cloud Systems, Inc. desire to adopt a stock option plan for 2012 to be entitled the “Skkynet Cloud Systems, Inc. 2012 Stock Option Plan” (the “Plan”).

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby adopted as follows:

I. Purpose

The purpose of this Skkynet Cloud Systems, Inc. 2012 Stock Option Plan is to enable Skkynet Cloud Systems, Inc. (the “Corporation”) to attract and retain qualified officers, other key employees and non-employee directors, and to provide an incentive for such officers, key employers and directors of the Corporation to expand and improve the profits and prosperity of the Corporation.

The 2012 Stock Option Plan was approved by the Board of Directors on March 31, 2012, and was approved by a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon by majority written consent in lieu of a meeting on April 10, 2012.

II. Definitions

The following terms shall have the meanings shown:

2.1 “Administrator” shall mean the Board of Directors or, if the Board of Directors has delegated its authority to administer this Plan to a committee pursuant to Article VIII hereof, the Committee.

2.2 “Board of Directors” shall mean the Board of Directors of the Corporation.

2.3 “Code” shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.

2.4 “Committee” shall mean the Compensation Committee of the Board of Directors, or such other Committee as the Board may appoint to administer this Plan. Grants to Named Executive Officers shall be approved by the Committee only if all members of the Committee are directors who qualify as "non-employee directors” of the Corporation within the meaning of Rule 16b-3 and as “outside directors” within the meaning of Treasury Regulation 1.162-27(e)(3).

2.5 “Common Stock” shall mean the common stock, par value $.001 per share, of the Corporation, except as provided in Section 6.2 of the Plan.

2.6 “Consultant” shall mean any individual engaged to perform services for the Corporation or any of its Subsidiaries on a regular and on-going basis who is not a common law employee of the Corporation.

2.7 “Date of Grant” shall mean the date specified by the Administrator on which a grant of Options shall become effective. The Date of Grant shall not be earlier than the date on which the Administrator takes action with respect thereto.

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2.8 “Employee” means any person performing services for the Corporation or any Subsidiary as a common law employee. The Administrator may, in its discretion, treat any individual as an Employee for purposes of this Plan even if he or she is not employed by the Corporation, as long as he or she could properly be classified as a common law employee of the Corporation or a Subsidiary for payroll tax purposes.

2.9 “Fair Market Value” shall mean the fair market value of a share of Common Stock of the Corporation as determined by the Administrator. For periods when the Common Stock is publicly traded, this shall be determined by reference to the average closing price for the Common Stock, as reported on any stock exchange or electronic quotation system on which the Common Stock is then traded or quoted, for the previous ten (10) trading days on which trades or quotations have been reported ending on the trading day immediately preceding the day of determination of the Fair Market Value. For periods in which fewer than 10 trades or quotations have been reported for the 30 calendar days preceding the day of determination of the Fair Market Value, the Fair Market Value may be determined by reference to an average of the closing or trading prices reported during the prior month or in such other manner as the Administrator may deem to be an appropriate method of estimating the current market value of the Common Stock as permitted under Code.

2.10 “ISOs” shall mean stock options granted by the Corporation which are intended to qualify as incentive stock options under Section 422 of the Code.

2.11 “Named Executive Officer” shall mean the Corporation’s Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules of Item 402 of Regulation S-K under the Securities Exchange Act of 1934.

2.12 “Nonemployee Director” shall mean a member of the Board of Directors who is not an employee or Consultant of the Corporation or any Subsidiary.

2.13 “Nonstatutory Options” shall mean stock options which are not intended to qualify as ISOs.

2.14 “Option Agreement” shall mean a written agreement between the Corporation and a Participant who has been granted Options under this Plan.

2.15 “Option Price” shall mean, with respect to any Option, the amount designated in a Participant's Option Agreement as the price per share he or she will be required to pay to exercise the Option and acquire the shares subject to such Option. Except as otherwise provided in Section 3.3, the Option Price shall not be less than 100% of the Fair Market Value of Common Stock as of the Date of Grant.

2.16 “Options” shall mean any rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan, including both ISOs and Nonstatutory Options.

2.17 “Participant” shall mean any current or former employee, Consultant or director of the Corporation or a Subsidiary who has been granted Options under the terms of this Plan.

2.18 “Plan” shall mean this Skkynet Cloud Systems, Inc. 2012 Stock Option Plan, as the same may be amended from time to time.

2.19 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended from time to time.

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2.20 “Subsidiary” shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Corporation under Section 425(f) of the Code.

2.21 "Ten Percent Stockholder" shall mean any Participant who at the time an ISO is granted owns (within the meaning of Section 425(d) of the Code) more than ten percent of the voting power of all classes of stock of the Corporation.

III. Eligibility

3.1 Key Employees. The Administrator may grant Options under this Plan to any officer or other key employee of the Corporation or of any Subsidiary. In granting such Options and determining their form and amount, the Administrator shall give consideration to the functions and responsibilities of the individual, his or her potential contributions to profitability and sound growth of the Corporation and such other factors as the Administrator may, in its discretion, deem relevant.

The Administrator may also grant Options to Consultants. In granting such Options and determining their form and amount, the Administrator shall consider the extent of the individual’s relationship to the Corporation, his or her potential contributions to its financial success, the potential adverse accounting consequences to the Corporation of stock option grants to Consultants, and such other factors as the Administrator may, in its discretion, deem to be relevant.

3.2 Named Executive Officers. Notwithstanding Section 3.1, no Named Executive Officer shall be granted Options unless the grant has been approved in advance by the Compensation Committee of the Board of Directors or another Committee satisfying the requirements stated in Section 2.4.

3.3 Directors. Members of the Board of Directors who are employees or Consultants of the Corporation shall be eligible for Options under this Plan on the same terms as other officers. Other members of the Board of Directors shall be eligible for Options only to the extent specified in this Section 3.3, as it may be amended from time to time by the Board of Directors.

(a) Each Non-Employee Director who attends at least one of the four regularly scheduled meetings of the Board for each year shall automatically be granted Nonstatutory Options to purchase 2,500 shares of Common Stock for each such meeting attended during the year. In addition, each Non-Employee Director who attends a special meeting (i.e., not a regularly scheduled meeting) of the Board shall automatically be granted Nonstatutory Options to purchase 1,250 shares of Common Stock for each special meeting of the Board attended; provided that the maximum number of shares with respect to which a Non-Employee Director may be granted Options for attending either regular or special Board meetings during any single calendar year shall be limited to 25,000 shares of Common Stock. Options granted to a Non-Employee Director for attending Board meetings shall be granted on the date of the meeting, and the Option Price for all such Options shall be equal to the Fair Market Value of the Common Stock on that date. Each such Option shall vest six (6) months after the date of grant and shall expire (if not exercised or terminated at any earlier date) on the earlier of (i) the tenth anniversary of grant and (ii) the day that is ninety (90) days after the date of termination of the Non-Employee Director’s service as a director of the Corporation, unless such event is due to the death or total and permanent disability of such Non-Employee Director, in which case such options shall terminate twelve (12) months from the date of termination of the Non-Employee Director’s service as a director of the Corporation due to such death or total and permanent disability. Notwithstanding the foregoing, for Options granted on or after January 1, 2012, the Option Price shall be equal to 100% of the Fair Market Value of Common Stock as of the Date of Grant.

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IV. Options

4.1 Terms and Conditions. The Administrator may, in its sole discretion, from time to time grant Options to any officer, key employee or Consultant of the Corporation or any one of its Subsidiaries. The grant of an Option to an eligible officer, employee or Consultant shall be evidenced by a written Option Agreement in substantially the form approved by the Administrator. Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of this Plan, as the Administrator (or, in the case of a Named Executive Officer, the Compensation Committee) may deem appropriate.

(a) Shares Covered. The Administrator shall, in its discretion, determine the number of shares of Common Stock to be covered by the Options granted to any Participant. The maximum number of shares of Common Stock with respect to which Options may be granted to any Employee during any one calendar year is 100,000 shares.

(b) Exercise Period. The term of each Option shall be for such period as the Administrator shall determine (except as specifically provided in Section 3.3 above), but for not more than ten years from the Date of Grant thereof. The Administrator shall also have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate. The Administrator shall have the discretion to prescribe such vesting schedules based on achievement of corporate or individual performance targets as it may deem to be appropriate, in addition to vesting schedules based upon periods of continued employment. If no other vesting schedule is specified by the Administrator or provided pursuant to Section 3.3 above, a grant of Options shall vest and become exercisable in five (5) equal annual installments, with successive installments vesting, on the Date of Grant and the first four anniversaries of the Date of Grant.

(c) Option Price. The Option Price payable for the shares of Common Stock covered by any Option shall be determined by the Administrator but shall in no event be less than the Fair Market Value of a share of Common Stock on the Date of Grant (except as specifically provided in Section 3.3 above).

(d) Exercise of Options. A Participant may exercise his or her Options from time to time by written notice to the Corporation of his or her intent to exercise the Options with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Participant upon receipt by the Corporation of (i) such notice and (ii) payment in full for such shares, and (iii) receipt of any payments required to satisfy the Corporation’s tax withholding obligations pursuant to Article V.

(e) Payment of Option Price Upon Exercise. Each Option Agreement shall provide that the Option Price for the shares with respect to which an Option is exercised shall be paid to the Corporation at the time of exercise. This payment generally must be made in the form of cash. Alternatively, if the Participant owns fewer than the lesser of either (i) 50,000 shares of the Corporation's Common Stock, or (ii) one percent (1%) of the issued and outstanding shares of Common Stock of the Corporation calculated as of the date of exercise (the “Amount Held”, and, for purposes of this paragraph, the calculation of the Participant’s Amount Held shall include all vested Options), the Corporation may accept as payment of the Option Price:

(1) delivery of stock certificates for whole shares of Common Stock already owned by the Participant for at least six months (at the time of exercise), valued at their Fair Market Value on the business day immediately preceding the date of exercise;

(2) delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the Option Price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Participant's stockbroker for the Participant's account;

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(3) an instruction to withhold as payment of the Option Price a portion of the shares of Common Stock issuable under the Option with a Fair Market Value (valued as of the business day immediately preceding the date of exercise) equal to the Option Price (provided that the amount paid in cash shall not be less than the par value of the shares issuable upon such exercise); or

(4) any combination of the above methods equal to the total Option Price for the shares;

provided that, the Corporation may refuse to accept any such alternative method of payment of the Option Price to the extent it determines in good faith that such method of exercise would violate the federal securities laws, including Rule 16b-3, Section 402 of the Sarbanes-Oxley Act or rules regulating margin loans.

4.2 Effect of Termination of Employment, Retirement, Disability or Death.

(a) If a Participant’s employment (or other relationship, in the case of a Consultant or Director) with the Corporation is involuntarily terminated, or is terminated by the Participant without the Corporation's express consent, for any reason other than retirement, disability or death, his or her unvested Options shall terminate upon the date of the termination of employment, unless the Administrator decides, in its sole discretion, to waive this termination and causes the Participant's Option Agreement to provide for an extended exercise period after such termination.

(b) Any Option Agreement may include such provisions as the Administrator deems advisable with respect to the Participant’s right to exercise his or her vested Options subsequent to termination of employment, provided that if the Participant’s Option Agreement contains no other provision on this point, the Participant’s right to exercise the vested Options shall terminate ninety (90) days after the date of termination of the Participant’s employment. No ISO shall be exercisable at any time more than ninety (90) days after the date of termination of employment, except as provided in Section 4.2(c) or (d).

(c) Option Agreements may provide for an extended period of continued exercisability following the Participant’s retirement or other termination with the consent of the Corporation, or subsequent to termination of the Participant's employment by reason of total and permanent disability (within the meaning of Section 22(e)(3) of the Code); provided, that, in no event shall any Option be exercisable after the fixed termination date set forth in the Participant's Option Agreement pursuant to Section 4.1(b). No ISO shall be exercisable at any time subsequent to the expiration of the period of ninety (90) days from the date of termination of employment, or the period of twelve (12) months from the date of termination of the Participant's employment (or other relationship with the Corporation) by reason of total and permanent disability, as the case may be. A termination of employment shall be considered retirement if the Participant has reached normal retirement age under the Corporation’s retirement plan, or as otherwise mutually agreed by the Participant and the Administrator.

(d) Any Option Agreement may, in the Administrator’s sole discretion, provide that, in the event the Participant dies while in the employ of the Corporation (or while serving as an active Consultant), or while he or she has the right to exercise his or her Options under the preceding Sections 4.2(b) or (c), the Options may be exercised (to the extent it had become exercisable prior to the time of the Participant's death), during such period of up to one year after date of the Participant's death as the Administrator deems to be appropriate, by the personal representative of the Participant's estate, or by the person or persons to whom the Options shall have been transferred by will or by the laws of descent and distribution.

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(e) For purposes of this Section 4.2, a Participant’s employment with the Corporation shall be considered to terminate on the last day for which the Participant is paid through the Corporation’s payroll, unless the Administrator expressly determines that another date should be used as the date of termination of employment. The Administrator shall determine the date of termination of any Participant, based on its judgment as to when the Participant is no longer employed as a common law employee or Consultant of the Corporation or any Subsidiary. Part-time or non-exclusive employment by the Corporation may be considered employment by the Corporation as long as the Participant is treated as an Employee for purposes of FICA and payroll taxes, as shall employment by a Subsidiary. In addition, the Administrator shall have full discretion to determine whether a Participant’s reduction in hours, medical or disability leave, FMLA leave, absence on military or government service, or other authorized leave of absence, shall constitute a termination of employment for purposes of this Plan. Any such determination of the Administrator shall be final and conclusive, unless overruled by the Board of Directors.

4.3 Designation of Options as Incentive Stock Options. The Administrator may, in its discretion, specify that any Options granted to a Participant who is an employee of the Corporation or any Subsidiary shall be ISOs qualifying under Code Section 422. Each Option Agreement which provides for the grant of ISOs shall designate that such Options are intended to qualify as ISOs. Each provision of the Plan and of each Option Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded. Options not otherwise designated shall be Nonstatutory Options.

     Any Options granted under this Plan which are designated as ISOs shall comply with the following additional requirements:

(a) The aggregate Fair Market Value (determined at the time an ISO is granted) of the shares of Common Stock (together with all other stock of the Corporation and all stock of any Subsidiary) with respect to which the ISOs may first become exercisable by an individual Participant during any calendar year, under all stock option plans of the Corporation (or any Subsidiaries) shall not exceed $100,000. To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares which may be covered by ISOs pursuant to the preceding sentence, and a Nonstatutory Option for the remaining shares subject to the Option.

(b) The Option Price payable upon the exercise of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant; except as otherwise provided in Section 4.3(c) below.

(c) In the case of an ISO granted to a Participant who is a Ten Percent Stockholder, the period of the Option shall not exceed five years from the Date of Grant, and the Option Price shall not be less than 110 percent of the Fair Market Value of Common Stock on the Date of Grant.

(d) The maximum term of any ISO shall be ten years, except that the maximum term of any ISO granted to a Ten Percent Stockholder shall be five years.

(e) No ISO granted under this Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. During the life of the Participant, any ISO shall be exercisable only by the Participant.

(f) Any ISO granted under the Plan shall terminate no more than 90 days after termination of the Participant’s employment as an Employee or one (1) year after termination of the Participant’s employment as an Employee or after the date of any termination of employment by reason of the Participant’s death or disability.

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(g) ISOs shall only be granted to Employees of the Company.

4.4 Authority to Make Adjustments. The Administrator may make such adjustments to the terms of such Options as it may deem necessary or appropriate in connection therewith, including amending the Option Agreement to recognize that all or a portion of the Options no longer qualify as ISOs under Section 4.3.

4.5 Non-Assignability. Options granted under this Plan shall generally not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, or as described in the next paragraph.

Notwithstanding the foregoing, the Administrator may, in its discretion, permit a Participant to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships or limited liability companies in which immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such Options shall still be subject to termination in accordance with Section 4.2 above in the hands of the transferee.

4.6 Covenants Not to Compete. The Administrator may, in its discretion, condition any Option granted to an Employee, Consultant or director on such Participant’s agreement to enter into such covenant not to compete with the Corporation as the Administrator may deem to be desirable. Such covenant not to compete shall be set forth in the Participant’s Option Agreement, and the Option Agreement shall provide that the Option shall be forfeited immediately, whether otherwise vested or not, if the Administrator determines that the Participant has violated his or her covenant not to compete. In addition, in the Administrator’s discretion, the Participant’s Option Agreement may also provide that if the Participant breaches his or her covenant not to compete, the Corporation shall have the right to repurchase any shares of Common Stock previously issued to the Participant pursuant to an exercise of the Option, at a repurchase price equal to the Option Price paid by the Participant.

V. Tax Withholding

5.1 Withholding Taxes. The Corporation shall have the right to require Participants who are employees to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan. If a Participant sells, transfers, assigns or otherwise disposes of shares of Common Stock acquired upon the exercise of an ISO within two (2) years after the date on which the ISO was granted or within one (1) year after the receipt of the shares of Common Stock by the Participant, the Participant shall promptly notify the Corporation of such disposition and the Corporation shall have the right to require the Participant to remit to the Corporation the amount necessary to satisfy any federal, state and local tax withholding requirements imposed on the Corporation by reason of such disposition.

5.2 Methods of Withholding. Amounts which the Corporation is entitled to withhold pursuant to Section 5.1, may, at the election of the Participant and with the approval of the Administrator, be (i) paid in cash by the Participant, (ii) withheld from the Participant's salary or other compensation payable by the Corporation, or (iii) withheld in the form of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option that have a Fair Market Value on the date on which the amount of tax to be withheld is determined (the “Tax Date”) not less than the minimum amount of tax the Corporation is required to withhold, or (iv) paid by means of the Participant’s delivery to the Corporation of shares of Common Stock already held by the Participant that have a Fair Market Value on the Tax Date not greater than the minimum amount of tax the Corporation is required to withhold, or (v) in any other form mutually satisfactory to the Administrator and the Participant, provided that any such method of satisfying the Participant’s obligation does not violate any federal or state law, including Section 402 of the Sarbanes-Oxley Act. A Participant's election to have shares of Common Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Administrator, and shall be delivered to the Corporation prior to the Tax Date with respect to the exercise of an Option.

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VI. Aggregate Limitation on Shares of Common Stock

6.1 Number of Shares of Common Stock. Shares of Common Stock which may be issued pursuant to Options granted under the Plan may be either authorized and unissued shares of Common Stock or of Common Stock held by the Corporation as treasury stock. The number of shares of Common Stock which may be issued under this Plan shall not exceed a total of 7,000,000 shares of Common Stock, subject to such adjustments as may be made pursuant to Section 6.2. Further, the Options granted to all Participants during a single calendar year shall be limited so that such Options shall in no event cover more than a maximum of 1,000,000 shares of Common Stock (subject to such adjustments as may be made pursuant to Section 6.2).

For purposes of this Section 6.1, upon the exercise of an Option, the number of shares of Common Stock available for future issuance under the Plan shall be reduced by the number of shares actually issued to the Participant, exclusive of any shares withheld for payment of taxes.

Any shares of Common Stock subject to an Option which for any reason is cancelled, terminates unexercised or expires shall again be available for issuance under the Plan.

6.2 Adjustments of Stock. The Administrator shall proportionately adjust the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan and the Option Price of such Options, in the event of any change or changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, and make any and all other adjustments deemed appropriate by the Administrator to prevent substantial dilution or enlargement of the rights granted to any Participant.

New option rights may be substituted for the Options granted under the Plan, or the Corporation's duties as to Options outstanding under the Plan may be assumed by another corporation or by a parent or subsidiary (within the meaning of Section 425 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Corporation is involved. In the event of such substitution or assumption, the term Common Stock shall thereafter include the stock of the corporation granting such new option rights or assuming the Corporation’s duties as to such Option.

6.3 Dissolution or Merger. Upon dissolution or liquidation of the Corporation, or upon a merger or consolidation in which the Corporation is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under this Plan to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant’s Options in whole or in part, but only to the extent that such Options are otherwise exercisable under the terms of the Plan.

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VII. Miscellaneous

7.1 General Restriction. Any Option granted under this Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine that any registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreement or consent, is necessary as a condition of the granting of an Option, or the issuance of Common Stock in satisfaction thereof, such Option or Common Stock will not be issued or delivered until such requirement is satisfied in a manner acceptable to the Administrator.

7.2 Investment Representation. If the Administrator determines that a written representation is necessary in order to secure an exemption from registration under the Securities Act of 1933, the Administrator may demand that the Participant deliver to the Corporation at the time of any exercise of any Option, any written representation that Administrator determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof. If the Administrator makes such a demand, delivery of a written representation satisfactory to the Administrator shall be a condition precedent to the right of the Participant to acquire such shares of Common Stock.

7.3 No Right to Employment. Nothing in this Plan or in any agreement entered into pursuant to it shall confer upon any participating employee the right to continue in the employment of the Corporation or affect any right which the Corporation may have to terminate the employment of such participating employee.

7.4 Non-Uniform Determinations. The Administrator’s determinations under this Plan (including, without limitation, its determinations of the persons to receive Options, the form, amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under this Plan, whether or not such Participants are similarly situated.

7.5 No Rights as Stockholders. Participants granted Options under this Plan shall have no rights as stockholders of the Corporation as applicable with respect thereto unless and until certificates for shares of Common Stock are issued to them.

7.6 Transfer Restrictions. The Administrator may determine that any Common Stock to be issued by the Corporation upon the exercise of Options shall be subject to such further restrictions upon transfer as the Administrator determines to be appropriate.

7.7 Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Administrator may provide for the elimination of fractions or for the settlement thereof in cash.

VIII. Administration

(a) The Plan shall be administered by the Board of Directors unless the Board has delegated its authority to a Committee consisting of such members as may be appointed by the Board of Directors from time to time. Notwithstanding the preceding sentence, the Board of Directors may delegate its authority with respect to Named Executive Officers only to the Compensation Committee. With respect to other Participants, the members of the Committee need not be members of the Board of Directors, and shall serve at the pleasure of the Board of Directors.

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(b) Except as provided in Section 3.2, the Committee shall have the authority, in its sole discretion, from time to time: (i) to grant Options, to officers, key employees, and Consultants of the Company, as provided for in this Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; (iii) to determine the periods during which Options may be exercised as it may deem appropriate; (iv) to modify, cancel, or replace any prior Options and to amend the relevant Option Agreements with the consent of the affected Participants, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the Option Price for Options, as it may deem to be necessary; and (v) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other action necessary or advisable for the implementation and administration of the Plan. With respect to any Named Executive Officer, this authority shall be transferred to the Compensation Committee, or may be exercised by the Board of Directors subject to the condition that the express approval of the Compensation Committee must be obtained.

(c) All actions taken by the Board of Directors or Committee shall be final, conclusive and binding upon any eligible employee. No member of the Board of Directors or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

(d) Each member of the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished to him or her by any officer or other employee of the Corporation or any Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant, counsel, or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made by him or her in good faith.

IX. Amendment and Termination

9.1 Amendment or Termination of the Plan. The Board of Directors may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable; provided, however the Board of Directors shall obtain stockholder approval of any amendment for which stockholder approval is required under Section 422 of the Code, or the stockholder approval requirements imposed on the Corporation by the listing rules of any stock exchange on which the Common Stock is listed. The termination or amendment of this Plan shall not, without the consent of the Participant, affect such Participant's rights under an award previously granted.

9.2 Term of Plan. Unless previously terminated pursuant to Section 9.1, the Plan shall terminate on the tenth anniversary of the Plan's original effective date, and no Options may be granted on or after such date.

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